SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 18, 1996

                        BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)

                                   Maryland
                           (State of Incorporation)

                    1-12926                                 04-3224258
             (Commission File Number)               (IRS Employer Id. Number)

                 50 Rowes Wharf
              Boston, Massachusetts                           02110
     (Address of principal executive offices)               (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

   Beacon Properties Corporation (the "Company") acquired a portfolio of two office buildings in Rosslyn, Virginia (the "Rosslyn, Virginia Portfolio") on October 18, 1996 for $99.1 million from LaSalle Fund II. This acquisition was funded by the Company's $300 million Credit Facility led by BankBoston Corporation. The Company and its affiliates are not related to any of the other parties to this transaction.

   The Rosslyn, Virginia Portfolio consists of (i) a 19-story office building located at 1300 North 17th Street built in 1980 comprising approximately 373,000 square feet and (ii) a 19-story office building located at 1616 North Ft. Myer Drive built in 1974 comprising approximately 293,000 square feet. Major tenants in the Rosslyn, Virginia Portfolio include the American Red Cross (approximately 75,000 square feet) and Price Waterhouse (approximately 74,000 square feet). The aggregate occupancy rate of the Rosslyn, Virginia Portfolio as of September 30, 1996 was approximately 97%.

   The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain an independent appraisal on the Property.

Item 5. Other Events

   The Company has entered into contracts to purchase eleven office buildings.

New England Executive Park Portfolio:

   In November 1996, the Company entered into a contract to acquire a portfolio of office properties located in Burlington (suburban Boston), Massachusetts (the "New England Executive Park Portfolio"). The New England Executive Park Portfolio consists of nine of the thirteen buildings located in the New England Executive Park; the remaining four are owner-occupied. The purchase price of the New England Executive Park Portfolio is payable in two installments, approximately $75 million will be paid at the closing of the acquisition with an additional $17 million payable on November 30, 1998, contingent upon meeting conditions regarding occupancy or rental income levels at the property in 1998. The Company estimates that the aggregate purchase price for the New England Executive Park Portfolio, including the $17 million contingent payment, is approximately 60% of replacement cost. Following the consummation of the acquisition, the Company intends to invest approximately $1.5 million in capital improvements in the New England Executive Park Portfolio over the next three years, including roofs and upgrades to mechanical systems.

   The New England Executive Park Portfolio consists of nine office buildings comprising an aggregate of approximately 817,000 square feet. The buildings range in size from approximately 43,000 square feet to approximately 218,000 square feet and were developed between 1970 and 1985. Major tenants in the New England Executive Park Portfolio include the Federal Aviation Administration (approximately 114,000 square feet), Cayenne (approximately 63,000 square feet), Siemens Business Communications Systems, Inc. (approximately 51,000 square feet) and Sun Microsystems, Inc. (approximately 44,000 square feet). The aggregate occupancy rate for the New England Executive Park Portfolio as of September 30, 1996 was approximately 98%.


245 First Street:


   In October 1996, the Company entered into a contract to acquire 245 First Street located in Cambridge, Massachusetts for aggregate consideration of approximately $45 million in cash, approximately 90% of replacement cost.

   The 245 First Street property contains approximately 263,000 square feet and consists of (i) Riverview I, a six- story office building renovated in 1986 and comprising approximately 109,000 square feet and (ii) Riverview II, an 18-story structure built in 1985 comprising approximately 148,000 square feet. Riverview I and Riverview II are connected by a four-story atrium comprising approximately 6,000 square feet. Major tenants at 245 First Street include Open Market, Inc. (approximately 81,000 square feet) and Softkey International, Inc. (approximately 71,000 square feet). Softkey, and certain other tenants, sublease their space from Mellon Bank who leases approximately 148,000 square feet of the property. As of September 30, 1996, the occupancy rate for 245 First Street was 100%.

10960 Wilshire Boulevard:

   In October 1996, the Company entered into a contract to acquire 10960 Wilshire Boulevard located in Westwood, California for aggregate consideration of approximately $133 million in cash, approximately 80% of replacement cost. Following the consummation of the acquisition, the Company intends to invest approximately $1.8 million in capital improvements in the property.

   The 10960 Wilshire Boulevard property was built in 1971 and has undergone approximately $39 million of capital improvements since 1992. The property consists of approximately 544,000 square feet in a 23-story office building. Major tenants in 10960 Wilshire Boulevard include Saban Entertainment, Inc. (approximately 111,000 square feet), Philips Interactive Media of America, Inc. (approximately 95,000 square feet), BBDO Worldwide, Inc. (approximately 48,000 square feet) and Saltzburg, Ray & Bergman (approximately 31,000 square feet). As of September 30, 1996, the occupancy rate for 10960 Wilshire Boulevard was approximately 89%.

Additional Offering:

   On November 1, 1996, the Company filed a prospectus supplement to its Form S-3 Registration Statement (No. 333-02544) with the Securities and Exchange Commission pursuant to which it proposes to offer 6,000,000 shares of common stock (excluding the underwriters' over-allotment option).

Expansion of Board of Directors:

   Effective January 1, 1997, the Board of Directors of the Company will be expanded from seven to nine members when Dale F. Frey and Lionel P. Fortin become Directors. Mr. Frey is President and Chairman of the Board of Directors of General Electric Investment Corporation and Vice President of General Electric Company. Mr. Fortin serves as Senior Vice President and Chief Operating Officer of the Company.

Item 7. Financial Statements and Exhibits

   (a) Financial Statements Under Rule 3-14 of Regulation S-X

       Statement of Excess of Revenues over Specific Operating Expenses of the Rosslyn Acquisition in Rosslyn, Virginia for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996

       Statement of Excess of Revenues over Specific Operating Expenses of the New England Executive Park in Burlington, Massachusetts for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996

       Statement of Excess of Revenues over Specific Operating Expenses of 10960 Wilshire Boulevard in Westwood, California for the year ended December 31, 1995 and (unaudited) for the nine months ended September 30, 1996

   (b) Pro Forma Financial Statements

       Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996 (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995 (Unaudited)

   (c) Exhibits

       2.1 Purchase and Sale Agreement between LaSalle Fund II and Beacon Properties, L.P., dated as of September 20, 1996.

       2.2 First Amendment to Purchase and Sale Agreement between LaSalle Fund II and Beacon Properties, L.P., dated as of October 2, 1996.

       23.1 Consent of Coopers & Lybrand, L.L.P., Independent Accountants.

                             ROSSLYN ACQUISITIONS
                              ROSSLYN, VIRGINIA

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of the Rosslyn Acquisitions in Rosslyn, Virginia (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of the Rosslyn Acquisitions in Rosslyn, Virginia for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Boston, Massachusetts
September 27, 1996

                             ROSSLYN ACQUISITIONS
                              ROSSLYN, VIRGINIA

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                                                             For the Year        For the Nine
                                                                Ended            Months Ended
                                                          December 31, 1995   September 30, 1996
                                                          ------------------ --------------------
                                                                                 (Unaudited)
                                                                             --------------------
Revenues:
  Base rent                                                  $12,602,024         $11,026,546
  Recoveries from tenants                                        426,712             499,950
  Other income                                                 1,117,591           1,009,694
                                                             -----------         -----------
                                                              14,146,327          12,536,190
                                                             -----------         -----------
Specific operating expenses (Note 2):
  Utilities                                                    1,172,453             898,088
  Janitorial and cleaning                                        500,759             426,513
  Security                                                       300,840             230,158
  General and administrative                                     714,390             504,981
  Repairs and maintenance                                      1,186,335             818,790
  Insurance                                                      143,743             108,327
  Property taxes                                                 911,665             707,796
  Landscaping                                                     26,707              32,665
                                                             -----------         -----------
                                                               4,956,892           3,727,318
                                                             -----------         -----------
  Excess of revenues over specific operating expenses        $ 9,189,435         $ 8,808,872
                                                             ===========         ===========

The accompanying notes are an integral part of the financial statement.

                             ROSSLYN ACQUISITIONS
                              ROSSLYN, VIRGINIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

1. Organization and Significant Accounting Policies:

   Description of Properties

   The Rosslyn Acquisitions (the "Properties") are located in Rosslyn, Virginia, consisting of two office buildings together encompassing approximately 666,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.

   Rental Revenues

   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $505,000 for the year ended December 31, 1995.

   Risks and Uncertainties

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the properties after acquisition, such as management fees, depreciation, amortization, and interest expense.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

 Year Ending December 31,
--------------------------
1996                          $15,485,000
1997                           14,408,000
1998                           13,952,000
1999                           13,869,000
2000                           12,714,000
Thereafter                     26,860,000

   As of December 31, 1995, two tenants occupied approximately 25% of leasable square feet and represented approximately 24% of total 1995 revenue.

                          NEW ENGLAND EXECUTIVE PARK
                          BURLINGTON, MASSACHUSETTS

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of the New England Executive Park in Burlington, Massachusetts (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of the New England Executive Park in Burlington, Massachusetts, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Boston, Massachusetts
March 15, 1996

                          NEW ENGLAND EXECUTIVE PARK
                          BURLINGTON, MASSACHUSETTS

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                                                                               For the Nine
                                                             For the Year      Months Ended
                                                                Ended         September 30,
                                                          December 31, 1995        1996
                                                          ------------------  ---------------
                                                                               (Unaudited)
                                                                              ---------------
Revenues:
  Base rent                                                  $11,990,549       $10,085,304
  Recoveries from tenants                                        866,821           953,802
                                                             -----------       -----------
                                                              12,857,370        11,039,106
                                                             -----------       -----------
Specific operating expenses (Note 2):
  Utilities                                                    2,166,024         2,016,965
  Janitorial and cleaning                                        682,271           570,074
  Security                                                       106,924           133,184
  General and administrative                                     581,469           403,905
  Repairs and maintenance                                        977,315           828,053
  Insurance                                                      103,854            71,578
  Property taxes                                               1,623,541         1,218,045
  Landscaping                                                    181,496           177,812
  Tenant services                                                528,211           452,264
                                                             -----------       -----------
                                                               6,951,105         5,871,880
                                                             -----------       -----------
  Excess of revenues over specific operating expenses        $ 5,906,265       $ 5,167,226
                                                             ===========      ============

The accompanying notes are an integral part of the financial statement.

                           NEW ENGLAND EXECUTIVE PARK
                            BURLINGTON, MASSACHUSETTS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

1. Organization and Significant Accounting Policies:

   Description of Properties

   The New England Executive Park (the "Properties") is located in Burlington, Massachusetts consisting of nine office buildings together encompassing approximately 817,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.

   Rental Revenues

   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment decreased revenues by approximately $59,000 for the year ended December 31, 1995.

   Risks and Uncertainties

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the Properties after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

 Year Ending December 31,
--------------------------
1996                          $13,639,000
1997                           12,611,000
1998                            7,916,000
1999                            5,894,000
2000                            3,694,000
Thereafter                      1,936,000

                           10960 WILSHIRE BOULEVARD
                             WESTWOOD, CALIFORNIA

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of the 10960 Wilshire Boulevard in Westwood, California (the "Property") for the year ended December 31, 1995. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 10960 Wilshire Boulevard in Westwood, California, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

Boston, Massachusetts
October 29, 1996

                           10960 WILSHIRE BOULEVARD
                             WESTWOOD, CALIFORNIA

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                                                            For the Year        For the Nine
                                                               Ended            Months Ended
                                                         December 31, 1995   September 30, 1996
                                                         ------------------ --------------------
                                                                                (Unaudited)
                                                                            --------------------
Revenues:
  Base rent                                                  $7,235,712          $8,079,023
  Recoveries from tenants                                       244,198             214,671
  Other income                                                1,375,672           1,182,788
                                                             ----------          ----------
                                                              8,855,582           9,476,482
                                                             ----------          ----------
Specific operating expenses (Note 2):
  Utilities                                                     934,425             770,730
  Janitorial and cleaning                                       493,250             438,757
  Security                                                      281,647             221,185
  General and administrative                                    816,298             479,066
  Management fee                                                320,040             385,563
  Repairs and maintenance                                     1,168,367             804,389
  Insurance                                                     319,717              78,590
  Property taxes                                              1,011,358             761,920
  Landscaping                                                    43,403              36,777
                                                             ----------          ----------
                                                              5,388,505           3,976,977
                                                             ----------          ----------
  Excess of revenues over specific operating expenses        $3,467,077          $5,499,505
                                                             ==========          ==========

The accompanying notes are an integral part of the financial statement.

                            10960 WILSHIRE BOULEVARD
                              WESTWOOD, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

1. Organization and Significant Accounting Policies:

   Description of Properties

   10960 Wilshire Boulevard (the "Property") is located in Westwood, California consisting of one office building encompassing approximately 544,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Property.

   Rental Revenues

   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $894,000 for the year ended December 31, 1995.

   Risks and Uncertainties

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the Property after acquisition, such as interest income and amortization.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:

 Year Ending December 31,
--------------------------
1996                         $ 6,682,000
1997                           7,610,000
1998                           7,528,000
1999                           8,373,000
2000                           5,498,000
Thereafter                    12,662,000

   As of December 31, 1995, one tenant occupied approximately 17% of leasable square feet and represented 12% of total 1995 revenue.

                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

   The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of September 30, 1996, is presented as if the acquisition of the Rosslyn, Virginia Portfolio and the Pending Acquisitions had occurred on September 30, 1996. The pro forma Condensed Consolidated Statements of Operations are presented as if the Offering, the acquisition of the Properties acquired since January 1, 1995 (including Perimeter Center, New York Life and the Fairfax Virginia Portfolios) and the closing of the MetLife Mortgage loan, the acquisition of the Pending Acquisitions and related assumption of debt had occurred as of January 1, 1995; the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

   In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                        BEACON PROPERTIES CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1996
                                 (Unaudited)

                                                               Beacon
                                                             Properties
                                                             Corporation    Pro Forma       Pro Forma
                                                            (Historical)   Adjustments    Consolidated
                                                           ------------- --------------  ---------------
                                                                       (dollars in thousands)
                           Assets
Real estate, net                                             $  974,676      $352,050(A)   $1,326,726
Deferred financing and leasing costs, net                        15,908                        15,908
Cash and cash equivalents                                        16,751                        16,751
Mortgage notes receivable                                        51,490                        51,490
Other assets                                                     29,292        (9,000)(B)      20,292
Investments in and note receivable from joint ventures and
  corporations                                                   55,890                        55,890
                                                             ----------      --------      ----------
    Total assets                                             $1,144,007      $343,050      $1,487,057
                                                             ==========      ========      ==========
                Liabilities and Stockholders' Equity
Mortgage notes payable                                       $  440,526                    $  440,526
Note payable, Credit Facility                                    18,000       176,670(C)      194,670
Other liabilities                                                27,293                        27,293
Investment in joint ventures                                     24,467                        24,467
                                                             ----------      --------      ----------
    Total liabilities                                           510,286       176,670         686,956
Minority interest in Operating Partnership                       70,098                        70,098
Stockholders' equity                                            563,623       166,380(D)      730,003
                                                             ----------      --------      ----------
    Total liabilities and stockholders' equity               $1,144,007      $343,050      $1,487,057
                                                             ==========      ========      ==========

Notes:

  (A) Acquisition of Rosslyn, Virginia Portfolio, New England Executive Park, 10960 Wilshire Boulevard and 245 First Street.

  (B) Application of deposits.

  (C) Net Credit Facility utilized.

  (D) Net increase in stockholders' equity:

      Proceeds of Offering                $177,000
      Expenses of Offering                 (10,620)
                                          --------
                                          $166,380
                                          ========

                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1996
                                 (Unaudited)

                                       Beacon                                 Fourth Quarter
                                     Properties                New York Life       1996
                                     Corporation   Perimeter  and Fairfax Va.  Acquisitions      Pro Forma      Pro Forma
                                     Historical   Center (A)  Portfolios (B)        (G)         Adjustments    Consolidated
                                    ------------- ----------- --------------- --------------- --------------  ---------------
                                              (dollars in thousands except per share amounts and shares outstanding
Revenue:
  Rental income                       $ 97,308      $6,420        $19,098         $34,118                        $156,944
  Management fees                        2,248                                                                      2,248
  Recoveries from tenants               11,001         304          3,788           3,156                          18,249
  Mortgage interest income               3,567                                                    $   611(H)        4,178
  Other income                           7,585         208            845           2,639                          11,277
                                      --------      ------        -------         -------         -------        --------
    Total revenue                      121,709       6,932         23,731          39,913             611         192,897
                                      --------      ------        -------         -------         -------        --------

Expenses:
  Property expenses                     24,607       1,562          4,875          10,195                          41,239
  Real estate taxes                     12,491         591          1,708           3,452                          18,242
  General and administrative            11,963         378            812           1,496             250(I)       14,899
  Mortgage interest expense             20,739       1,461(C)       2,912(F)                        9,391(J)       34,503
  Interest--amortization of
    financing costs                      1,618          15(D)                                                       1,633
  Depreciation and
    amortization                        21,737       1,196(E)       4,374(E)        7,921(E)                       35,228
                                      --------      ------        -------         -------         -------        --------
    Total expenses                      93,155       5,203         14,681          23,064           9,641         145,745
                                      --------      ------        -------         -------         -------        --------
Income from operations                  28,554       1,729          9,050          16,849          (9,030)         47,152
Equity in net income of joint
  ventures and corporations              2,053                                                                      2,053(1)
                                      --------      ------        -------         -------         -------        --------
Income before minority interest         30,607       1,729          9,050          16,849          (9,030)         49,205
Minority interest in Operating
  Partnership                           (4,231)                                                    (1,432)(K)      (5,663)
                                      --------      ------        -------         -------         -------        --------
Net income before extraordinary
  items                               $ 26,376      $1,729        $ 9,050         $16,849         ($10,462)      $ 43,542(2)
                                      ========      ======        =======         =======          =======       ========


 Common shares outstanding                                                                                     39,233,255
Net income per common share                                                                                         $1.11
(1) Includes:
   Depreciation and amortization                                                                                   $2,998
   Amortization of financing costs                                                                                   $673
(2) Company share of Operating Partnership is 88.49%


           See accompanying notes to pro forma condensed consolidated statement of operations.

                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1996
                                 (Unaudited)

(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

(E) Detail of depreciation expense by property is presented as follows:

                                            Basis      Life      Depreciation
                                         -----------  --------  ---------------
Perimeter Center                           $287,130  30 yrs         $1,196
                                                                    ======

Fairfax County Portfolio                   $ 69,300  30 yrs         $1,568
New York Life Portfolio                     135,000  30 yrs          2,806
                                                                    ------
                                                                    $4,374
                                                                    ======

Rosslyn, Virginia Portfolio                  89,145  30 yrs          2,229
New England Executive Park Portfolio         67,500  30 yrs          1,688
245 First Street                             40,500  30 yrs          1,013
10960 Wilshire Boulevard                    119,700  30 yrs          2,992
                                                                    ------
                                                                     7,921
                                                                    ======

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                      Principal     Rate    Expense
                     ------------  -----------------
JOHN MARSHAL            21,068      8.38%    1,197
E.J. RANDOLPH (1)       18,016      7.44%      909
NORTHRIDGE              16,306      7.28%      806
                        ------               -----
                        55,390               2,912
                        ======               =====

  (1) Paid off by Credit Facility proceeds at closing.

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park Portfolio, 245 First Street and 10960 Wilshire Boulevard for the nine months ended September 30, 1996.

(H) Interest income related to the acquisition of the Rowes Wharf mortgage.


(I) Additional general and administrative expense attributable to acquisitions.

(J) Credit facility activity:

                                                    Draw      Expense
Source/Use                              Date    (Repayment)  (Savings)
------------------------------------  --------- ------------ ----------
March 1996 offering proceeds          3/4/96    $(21,300)    $ (462)
Fourth Quarter 1996 Acquisitions      4th QTR   $176,670      9,853
                                                             ------
                                                             $9,391
                                                             ======

(K) Reflects decrease for minority interest (11.51%) in Operating
    Partnership.

                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

                                                                             New York
                                     Beacon                                    Life
                                   Properties    Properties                     and
                                   Corporation    Acquired    Perimeter     Fairfax Va.
                                   Historical   In 1995 (A)   Center (B)  Portfolios (F)
                                  ------------- ------------ ------------ ---------------
                                    (dollars in thousands except per share amounts and
                                                   shares outstanding)
Revenue:
    Rental income                    $71,050       $5,339      $52,117        $30,623
    Management fees                    2,203
    Recoveries from tenants            9,742        1,193        2,244          6,308
    Mortgage interest income           2,546
    Other income                       5,502           26          862          1,111
                                     -------       ------      -------        -------
      Total revenue                   91,043        6,558       55,223         38,042
                                     -------       ------      -------        -------

    Expenses:
    Property expenses                 18,090        1,560       12,376          7,485
    Real estate taxes                 10,217          949        4,107          2,680
    General and administrative         9,755          111        2,116          1,254
    Mortgage interest expense         15,226                    15,434(C)       4,438(G)
    Interest--amortization of
      financing costs                  1,370                       120(D)
    Depreciation and amortization     17,428        1,047(E)     9,571(E)       6,810(E)
                                     -------       ------      -------        -------
      Total expenses                  72,086        3,666       43,724         22,667
                                     -------       ------      -------        -------
Income from operations                18,957        2,892       11,499         15,375
Equity in net income of joint
  ventures and corporations            3,222        1,338
                                     -------       ------      -------        -------
Income before minority interest       22,179        4,230       11,499         15,375
Minority interest in Operating
  Partnership                         (4,119)
                                     -------       ------      -------        -------
Net income before extraordinary
  items                              $18,060       $4,230      $11,499        $15,375
                                     =======       ======      =======        =======
Common shares outstanding
Net income per common share
(1) Includes:
   Depreciation and amortization
   Amortization of financing costs
(2) Company share of Operating Partnership is 88.49%


                                      Fourth
                                      Quarter
                                       1996
                                   Acquisitions     Pro Forma       Pro Forma
                                        (H)        Adjustments     Consolidated
                                  --------------- --------------  ---------------

Revenue:
    Rental income                     $36,894                        $196,023
    Management fees                                  $   723(I)         2,926
    Recoveries from tenants             3,409                          22,896
    Mortgage interest income                           3,027(J)         5,573
    Other income                        2,758                          10,259
                                      -------        -------      -----------
      Total revenue                    43,061          3,750          237,677
                                      -------        -------      -----------

    Expenses:
    Property expenses                  12,594                          52,105
    Real estate taxes                   4,540                          22,493
    General and administrative          2,198            750(K)        16,184
    Mortgage interest expense                         12,790(L)        47,888
    Interest--amortization of
      financing costs                                                   1,490
    Depreciation and amortization      10,562(E)                       45,418
                                      -------        -------      -----------
      Total expenses                   29,894         13,540          185,577
                                      -------        -------      -----------
Income from operations                 13,168         (9,790)          52,100
Equity in net income of joint
  ventures and corporations                                             4,560(1)
                                      -------        -------      -----------
Income before minority interest        13,168         (9,790)          56,660
Minority interest in Operating
  Partnership                                         (2,403)(M)       (6,522)
                                      -------        -------      -----------
Net income before extraordinary
  items                               $13,168        ($12,193)    $    50,138(2)
                                      =======        ========     ===========
                                                                   39,233,255
Net income per common share                                             $1.28
(1) Includes:
   Depreciation and amortization                                       $3,895
   Amortization of financing costs                                       $896
(2) Company share of Operating Partnership is 88.49%


           See accompanying notes to pro forma condensed consolidated statement of operations.

                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

(A) Results of operations of properties acquired during 1995 for the period prior to their acquisition:

                                                  Wellesley     Westlakes       75-101      2 Oliver  Ten Canal
                                                 Building 8    Building 2    Federal St.     Street      Park      Total
                                                ------------- ------------- --------------  -------------------- ---------
Revenue:
  Rental income                                     $308         $1,010                      $2,474     $1,547     $5,339
  Management fees
  Recoveries from tenants                                           425                         112        656      1,193
  Mortgage interest income
  Other income                                                        7                          15          4         26
                                                    ----         ------         ------       ------      -----     ------
    Total revenue                                    308          1,442              0        2,601      2,207      6,558
                                                    ----         ------         ------       ------      -----     ------
Expenses:
  Property expenses                                   61            413                         573        513      1,560
  Real estate taxes                                   20             89                         505        335        949
  General and administrative                           8             27                          18         58        111
  Mortgage interest expense
  Interest--amortization of financing costs
  Depreciation and amortization                       50            239                         404        354      1,047
                                                    ----         ------         ------       ------      -----     ------
    Total expenses                                   138            768              0        1,500      1,260      3,666
                                                    ----         ------         ------       ------      -----     ------
Income from operations                               170            674              0        1,101        947      2,892
Equity in net income of joint ventures and
  corporations                                                                  $1,338                              1,338
                                                    ----         ------         ------       ------      -----     ------
Income before minority interest                      170            674          1,338        1,101        947      4,230
Minority interest in Operating Partnership
                                                    ----         ------         ------       ------      -----     ------
Net income before extraordinary item                $170         $  674         $1,338       $1,101     $  947     $4,230
                                                    ====         ======         ======       ======     ======     ======

(B) Results of operations of Perimeter Center for 1995.

(C) Interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                        BEACON PROPERTIES CO RPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

(E) Detail of depreciation expense by property is presented as follows:

                                            Basis      Life      Depreciation
                                         -----------  --------  ---------------
Previously Acquired Properties:
  Wellesley Building 8                     $  4,500  30 yrs        $    50
  Westlakes Building 2                       12,306  30 yrs            239
  2 Oliver Street                            16,174  30 yrs            404
  Ten Canal Park                             10,609  30 yrs            354
                                                                   -------
                                                                   $ 1,047
                                                                   =======
  Perimeter Center                         $287,130  30 yrs        $ 9,571
                                                                   =======
Fairfax County Portfolio                   $ 69,300  30 yrs        $ 2,310
New York Life Portfolio                     135,000  30 yrs          4,500
                                                                   -------
                                                                   $ 6,810
                                                                   =======
Rosslyn, Virginia Portfolio                  89,145  30 yrs          2,972
New England Executive Park Portfolio         67,500  30 yrs          2,250
245 First Street                             40,500  30 yrs          1,350
10960 Wilshire Boulevard                    119,700  30 yrs          3,990
                                                                   -------
                                                                    10,562
                                                                   =======

(F) Results of operations of the New York Life Portfolio and the Fairfax County Portfolio for 1995.

(G) Fairfax County Portfolio interest expense on debt assumed:

                      Principal     Rate    Expense
                     ------------  -----------------
JOHN MARSHAL            21,068      8.38%    1,764
E.J. RANDOLPH (1)       18,016      8.25%    1,486
NORTHRIDGE              16,306      7.28%    1,187
                        ------               -----
                        55,390               4,438
                        ======               =====

  (1) Paid off by Credit Facility proceeds at closing.

(H) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park Portfolio, 245 First Street and 10960 Wilshire Boulevard for 1995.

(I) Management fee from 75-101 Federal Street.

(J) Interest income related to the acquisition of the Rowes Wharf mortgage.

(K) Additional general and administrative expense attributable to acquisitions.

(L) Credit facility activity:

                                                                   Draw      Expenses
Source/Use                                          Date       (Repayment)   (Savings)
----------                                          ----       -----------   ---------
    Offering proceeds                             March 20      ($ 58,000)   ($ 1,065)
    Rowes Wharf mortgage                           Various         23,700         780
    Westlakes Building 2                           July 26         13,500         632
    Offering proceeds                             August 31       (66,500)     (3,652)
    75-101 Federal Street and 2 Oliver Street   September 29       39,000       2,397
    Ten Canal Park                               December 21       11,000         882
    March 1996 offering proceeds                  Full year     ($ 21,300)     (1,757)
    Fourth Quarter 1996 Acquisitions              Full year      $176,670      14,573
                                                                              -------
                                                                              $12,790
                                                                              =======

(M) Reflects decrease for minority interest (11.51%) in Operating
Partnership.
                                     F-19